EXHIBIT 10.3

                               PROMISSORY NOTE


                                              Shelbyville, Indiana
$150,000.00                                   Effective Date: March 18, 1997
                                              Maturity: On Demand


     For Value Received, Blue River Bancshares, Inc., an Indiana corporation (hereinafter referred to as "Maker"), hereby promises to pay to the order of Steven R. Abel, an Indiana resident (hereinafter referred to as "Lender"), ON DEMAND, in lawful money of the United States of America the principal sum of One Hundred and Fifty Thousand and no/100 Dollars ($150,000.00) or as much thereof as may then be outstanding, and to pay interest on the unpaid principal balance outstanding from time to time as provided below.

     This Note evidences indebtedness incurred by the Maker.   The principal
amount of this Note outstanding from time to time shall be determined by reference to the books and records of the Maker on which all advances and any payments under this Note shall be recorded. Such books and records shall be deemed prima facie to be correct.

     Until demand, interest on the unpaid principal balance of this Note outstanding from time to time shall accrue at the rate of eight and one-half percent (8.50%) per annum. Interest shall be calculated on the basis of a 365-day year. Interest shall accrue from and including the Effective Date of this Note (as set forth above) to and including the date of payment hereof.

     Notices, demands or payments, as appropriate, under this Note shall (unless otherwise expressly provided) be in writing and shall be delivered, by hand, courier, or the United States Mail (registered or certified mail), with all expenses of delivery being prepaid, and shall be addressed as follows:

If to the Maker:     Blue River Banchshares, Inc.
                     116 South Harrison Street
                     Shelbyville, Indiana  46176

If to the Lender:    Steven R. Abel
                     8532 N. 600 W.
                     Fountaintown, Indiana  46 130

or at such other address as the Maker or Lender shall have furnished to the other in writing. Any notice or demand so addressed and mailed by registered or certified mail shall be deemed to be given three (3) days after the date so mailed. Any notice or demand so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee. Any payment so

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

addressed and mailed or otherwise delivered shall be deemed to be given when actually received by the Lender.

     The Maker, together with any endorser, co-signor, guarantor or surety of this Note, if any, agree to pay, and save the Lender or any holder of this Note harmless against, any liability for the payment of any costs and expenses, including reasonable attorneys fees, arising or incurred in connection with the enforcement by the Lender or any holder of the Note of any rights under this Note.

     All amounts payable under the terms of this Note shall be payable with attorneys' fees and other legal expenses and costs of collection, and without relief from valuation and appraisement laws. The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to all extensions of the time of payment hereof without notice. This Note is made under and will be governed by the internal laws of the State of Indiana.

Dated as of: March 18, 1997          BLUE RIVER BANCSHARES, INC.

                                     By:  /s/ D. WARREN ROBISON
                                        ----------------------------------
                                     Printed: D. Warren Robison
                                             -----------------------------
                                     Title:   Vice President and Treasurer
                                           -------------------------------




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

                               PROMISSORY NOTE


                                              Shelbyville, Indiana
$100,000.00                                   Effective Date: March 18, 1997
                                              Maturity: On Demand


     For Value Received, Blue River Bancshares, Inc., an Indiana corporation (hereinafter referred to as "Maker"), hereby promises to pay to the order of
D. Warren Robison, an Indiana resident (hereinafter referred to as "Lender"), ON DEMAND, in lawful money of the United States of America the principal sum of One Hundred Thousand and no/100 Dollars ($100,000.00) or as much thereof as may then be outstanding, and to pay interest on the unpaid principal balance outstanding from time to time as provided below.

     This Note evidences indebtedness incurred by the Maker. The principal amount of this Note outstanding from time to time shall be determined by reference to the books and records of the Maker on which all advances and any payments under this Note shall be recorded. Such books and records shall be deemed prima facie to be correct.

     Until demand, interest on the unpaid principal balance of this Note outstanding from time to time shall accrue at the rate of eight and one-half percent (8.50%) per annum. Interest shall be calculated on the basis of a 365-day year. Interest shall accrue from and including the Effective Date of this Note (as set forth above) to and including the date of payment hereof.

     Notices, demands or payments, as appropriate, under this Note shall (unless otherwise expressly provided) be in writing and shall be delivered, by hand, courier, or the United States Mail (registered or certified mail), with all expenses of delivery being prepaid, and shall be addressed as follows:

If to the Maker:     Blue River Banchshares, Inc.
                     116 South Harrison Street
                     Shelbyville, Indiana  46176

If to the Lender:    D. Warren Robison
                     5870 W. 400 N.
                     Fairland, Indiana  46126

or at such other address as the Maker or Lender shall have furnished to the other in writing. Any notice or demand so addressed and mailed by registered or certified mail shall be deemed to be given three (3) days after the date so mailed. Any notice or demand so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee. Any payment so addressed and mailed or otherwise delivered shall be deemed to be given when actually received by the Lender.

                              Page 1 of 2 Pages

     The Maker, together with any endorser, co-signor, guarantor or surety of this Note, if any, agree to pay, and save the Lender or any holder of this Note harmless against, any liability for the payment of any costs and expenses, including reasonable attorneys fees, arising or incurred in connection with the enforcement by the Lender or any holder of the Note of any rights under this Note.

     All amounts payable under the terms of this Note shall be payable with attorneys' fees and other legal expenses and costs of collection, and without relief from valuation and appraisement laws. The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to all extensions of the time of payment hereof without notice. This Note is made under and will be governed by the internal laws of the State of Indiana.

Dated as of: March 18, 1997          BLUE RIVER BANCSHARES, INC.

                                     By: /s/ STEVEN R. ABEL
                                        -------------------------------
                                     Printed: Steven R. Abel
                                             --------------------------
                                     Title: Chairman
                                           ----------------------------



                              Page 2 of 2 Pages

                               PROMISSORY NOTE


                                              Shelbyville, Indiana
$150,000.00                                   Effective Date: August 11, 1997
                                              Maturity: On Demand


     For Value Received, Blue River Bancshares, Inc., an Indiana corporation (hereinafter referred to as "Maker"), hereby promises to pay to the order of Robert C. Reed, an Indiana resident (hereinafter referred to as "Lender"), ON DEMAND, in lawful money of the United States of America the principal sum of One Hundred and Fifty Thousand and no/100 Dollars ($150,000.00) or as much thereof as may then be outstanding, and to pay interest on the unpaid principal balance outstanding from time to time as provided below.

     This Note evidences indebtedness incurred by the Maker.   The principal
amount of this Note outstanding from time to time shall be determined by reference to the books and records of the Maker on which all advances and any payments under this Note shall be recorded. Such books and records shall be deemed prima facie to be correct.

     Until demand, interest on the unpaid principal balance of this Note outstanding from time to time shall accrue at the rate of eight and one-half percent (8.50%) per annum. Interest shall be calculated on the basis of a 365-day year. Interest shall accrue from and including the Effective Date of this Note (as set forth above) to and including the date of payment hereof.

     Notices, demands or payments, as appropriate, under this Note shall (unless otherwise expressly provided) be in writing and shall be delivered, by hand, courier, or the United States Mail (registered or certified mail), with all expenses of delivery being prepaid, and shall be addressed as follows:

If to the Maker:     Blue River Banchshares, Inc.
                     116 South Harrison Street
                     Shelbyville, Indiana  46176

If to the Lender:    Robert C. Reed
                     471 Locust Drive
                     Morristown, Indiana  46161

or at such other address as the Maker or Lender shall have furnished to the other in writing. Any notice or demand so addressed and mailed by registered or certified mail shall be deemed to be given three (3) days after the date so mailed. Any notice or demand so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee. Any payment so addressed and mailed or otherwise delivered shall be deemed to be given when actually received by the Lender.

                              Page 1 of 2 Pages

     The Maker, together with any endorser, co-signor, guarantor or surety of this Note, if any, agree to pay, and save the Lender or any holder of this Note harmless against, any liability for the payment of any costs and expenses, including reasonable attorneys fees, arising or incurred in connection with the enforcement by the Lender or any holder of the Note of any rights under this Note.

     All amounts payable under the terms of this Note shall be payable with attorneys' fees and other legal expenses and costs of collection, and without relief from valuation and appraisement laws. The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to all extensions of the time of payment hereof without notice. This Note is made under and will be governed by the internal laws of the State of Indiana.

Dated as of: August 11, 1997          BLUE RIVER BANCSHARES, INC.

                                      By: /s/ STEVEN R. ABEL
                                         --------------------------------
                                      Printed:   Steven R. Abel
                                              ---------------------------
                                      Title:  Chairman
                                            -----------------------------


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